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Exhibit 10.08

BNP Paribas—B&G Loan Agreement
(English Summary of French Language Document)

Parties:

BNP PARIBAS SA
16, Boulevard des Italiens
75008 Paris
(the "Bank")

B&G (the "Borrower")

TITLE 1: Specific Conditions

LOAN CHARACTERISTICS

Amount and Term of the Loan:

Amount: 2,592,000 Euros
Term: 84 monthso

Purpose of the Loan:

To finance the acquisition of Trend Plastic, 15665 South Keller Street, Olathe, Kansas 66062-3515.

Investment Source of Funds

100% of the amount of the investment is financed by the Loan.

Delivery of Loan Proceeds

Borrower will give payment written instructions to the Bank. One lump sum transfer to Borrower's account at the Bank.

The realization of the loan will be evidenced by the Bank's books.

Loan Conditions

The Bank will not deliver the loan proceeds to the Borrower until:

  •
  execution of the Loan Agreement;

  •
  guaranties;

  •
  evidence that Borrower has provided its own funds;

  •
  show the Banks documents concerning the investments in question.

Loan Guaranty

  •
  The guarantor, Holding WILSON, is jointly and severally liable with the Borrower, in accordance with a Guaranty of even date herewith.

Loan Cost

2,900.00 Euros, plus the applicable duties, the tax stamps and the registration duties.

FINANCIAL CONDITIONS

Interest:    5.10% per year (360 days per year; 30 days per month).

Reimbursement:    28 quarterly payments of 111,659.25 Euros.

Global Effective Rate:    5.203% per year. See Consumer Code Articles L.313.1 et seq.

Acceleration:    Pursuant to Section 25 et seq. of the Order No. 67-838 of September 28, 1967.

Payment modalities and place:    Borrower hereby authorizes the Bank to deduct from the Borrower's account each installment payment, when due.

TITLE—GENERAL CONDITIONS

Financial ratios:

The Borrower guarantees that, at the date of its annual financial statements, the following ratios will exist:

  •
  Financial Indebtedness: Net Situation after Allocation of the Credit Balance < 0.5

  •
  Financial Indebtedness: Operation Cash Flow < 1.7

Representations made by the Borrower

  •
  Duly registered company; has capacity to enter into this contract; this Loan Agreement and the Guaranty have been duly approved, ratified and confirmed;

  •
  Accurate and true and fair accounting view;

  •
  The financial Statements delivered to the bank are accurate, in accordance with French accounting principles;

  •
  No occurrence of events that have a substantially negative effect;

  •
  No litigation that has a substantially negative effect;

  •
  Its assets are duly insured for a value equal to the reconstruction value;

  •
  No potential fact or event that may lead to the anticipated payability of the Loan;

  •
  The Borrower has timely paid its payroll, taxes, and other employment related payments.

Communication to be made to the Bank

During the term of the Loan, the Borrower will:

  •
  give the bank the certified year-end financial statements and related documents required by law, no later than 3 months after the end of each fiscal year;

  •
  give the bank a certified copy of the tax returns within three months of the end of the fiscal year;

  •
  send to the Bank the minutes of any annual or special meeting;

  •
  inform the Bank of any change of legal status and of any event that may have a substantially negative effect on the value of the guarantees or on Borrower's ability to reimburse the Loan;

  •
  communicate any legal accounting or financial information that the Bank may reasonably request;

  •
  inform the Bank of any planned change of stockholders that, notably, will transfer the control of Borrower to a new Company or to a new Group;

  •
  inform the Bank of any fact or event that could result in acceleration.

Obligations of the Borrower

Borrower will not, without the prior written approval of the Bank:

  •
  grant any security, pledge, lease or alienate in any other way its real property or other tangible and intangible assets of its business;

  •
  incur any additional excessive debt which, together with existing debt, could exceed the Borrower's ability to repay the loan;

  •
  jeopardize the value of any pledged asset, change their nature or lease them.

Violation of this Article could result in acceleration of the Loan.

Additional Obligations of the Borrower

The Borrower will not, without the Bank's prior written consent,

  •
  Transfer all or part of its assets, except in the ordinary course of business;

  •
  Engage in any transaction with any subsidiary, as defined in Section L.233.3 of the French New Commerce Code, that is not at arm's-length.

Prepayment of the Loan.

Borrower may prepay all or part of the Loan at any time, provided the prepaid amount equals at least 10% of the initial amount and provided that a one-month notice is given to the Bank.

The Bank will collect a penalty in connection with prepayment, calculated as set forth in Schedule I.

Minimum prepayment penalty: 301.90 Euros

Acceleration of the Loan

The Bank may accelerate the Loan upon 15 days' notice in the event of: bankruptcy; failure to pay any amount of money when due; misconduct of the Borrower or financial difficulties as defined in Section 60 of the Law No. 84-46 of January 24, 1984; misrepresentation; merger, division, acquisition, liquidation or winding up of the Borrower; sale of the Borrower within the scope of bankruptcy laws; change of legal status or transfer of the headquarters outside of France without the Bank's consent; new taxes on the interest and the commission unless Borrower pays for these taxes; important change of the status, capacity, assets or structure without the Bank's approval; failure of payment that has been reported to the French Bank; non-performance of any obligation by Borrower or any guarantor; failure to effectuate any guaranty within one month of execution hereof.

Changes of Conditions

This loan is based on existing economic and legal conditions in France.

In case of any change in such conditions or any decision of the public authorities, the Bank will notify the Borrower. If the parties are unable, within 15 days, to modify this Agreement to reflect the consequences of these changes, the Borrower will either have to assume any additional expense of the Loan or immediately prepay the Loan.

Notices

Must be made by mail. In some extraordinary circumstances, telephone, telex or fax communications are acceptable if confirmed by mail.

Addresses for Notice:

If to Borrower:	Société Bourgogne et Grasset Savigny les Beaunes 21420, Lieudit La Champagne Z1 Beaune Savigny France
If to the Bank:	BNP Paribas Agence de Beaune 26 Place Carnot 21200 Beaune France

Loan Expenses:    The Borrower will pay all expenses incurred in connection with this Loan.

Application of payments

First: costs and related expenses
Second: Penalties
Third: Late payment interest
Fourth: Commissions
Fifth: Contractual interest
Sixth: Principal

Guaranties—Novation

Guaranties granted to the Bank will not affect the rights and actions of the Bank and will not modify the commitments of bound parties but will be added to these commitments.

No Assignment or Transfer

A—No assignment or transfer by Borrower without the Bank's prior written consent

B—The Bank may assign or transfer any or all of its rights and obligations to any other Bank, and may assign its claim to a claim funds.

No Waiver

The rights under this Agreement are cumulative. Any failure to enforce a right shall not operate as a waiver of such right.

Schedules

Are made part of this Agreement

Schedule I: Formula for calculating prepayment penalty

Choice of Domicile

Bank: Beaune Branch
Borrower: Headquarters

Signature Section

Signed in Dijon on February 14, 2001

Amendment

Purpose of the Loan:

To finance the acquisition of part of the tangible and intangible assets of Trend Plastic, 15665 South Keller Street, Olathe, Kansas 66062-3515.

Signature Section

Signed in Dijon on February 21, 2001

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